SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                _______________


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                                AUGUST 31, 1997
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                            THE JOHN NUVEEN COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)






              DELAWARE               1-11123              36-3817266
           (STATE OR OTHER         (COMMISSION           (IRS EMPLOYER
           JURISDICTION OF         FILE NUMBER)       IDENTIFICATION NO.)
           INCORPORATION)


            333 WEST WACKER DRIVE, CHICAGO, ILLINOIS         60606
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)



                                  (312) 917-7700
               (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)







         ITEM 2.   OTHER EVENTS

                   The information set forth under Item 5, below, is incorporated by reference herein in its entirety.

         ITEM 5.   OTHER EVENTS

                   On September 2, 1997, The John Nuveen Company, a Delaware corporation ("John Nuveen"), announced that it had completed its acquisition of Rittenhouse Financial Services, Inc., a Delaware corporation ("Rittenhouse").

                   On August 31, 1997, John Nuveen completed its pur-chase of all outstanding shares of capital stock of Rit-tenhouse (the "Purchase"), pursuant to the terms of the Stock Purchase Agreement, dated as of July 14, 1997 by and among John Nuveen, Rittenhouse, and the sole shareholder of Rit-tenhouse.

                   A copy of John Nuveen's press release dated September 2, 1997 announcing completion of the Purchase is filed as Ex-hibit 99.1 hereto and is incorporated herein by reference.

         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                   INFORMATION AND EXHIBITS

              (c)  Exhibits.

                   The following exhibits are filed with this report:

         Exhibit No.    Description

         99.1           Press Release dated September 2, 1997.








                                   SIGNATURE

                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the Registrant has duly caused this re-port to be signed on its behalf by the undersigned hereto duly authorized.

                                       THE JOHN NUVEEN COMPANY

                                       By /s/ John P. Amboian
                                          John P. Amboian
                                          Executive Vice
                                            President and Chief
                                            Financial Officer

         Dated:  September 3, 1997







                                 EXHIBIT INDEX


         Exhibit No.    Description

         99.1           Press Release dated September 2, 1997.